UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2007

RUBICON FINANCIAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-29315	13-3349556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19200 Von Karman Avenue, Suite 350 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 798-7220

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*EXPLANATORY NOTE – The Registrant is amending its Form 8-K filed on May 15, 2007, to include the Financial Statements and Pro Forma Financial Information of Rubicon Real Estate and Mortgages, Inc., which merged and became a wholly-owned subsidiary of the Registrant on May 11, 2007. None of the disclosure included in the Form 8-K filed on May 15, 2007 is being altered or changed as a result of this amended filing.

Section 9 – Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

To the Board of Directors

Rubicon Real Estate and Mortgages, Inc.

Irvine, California

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the balance sheet of Rubicon Real Estate and Mortgages, Inc. (a development stage company) as of April 30, 2007, and the related statements of operations, stockholders’ equity, and cash flows for the period April 18, 2007 (inception) to April 30, 2007. Rubicon Real Estate and Mortgages, Inc’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. Our audit of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rubicon Real Estate and Mortgages, Inc. (a development stage company) as of April 30, 2007, and the results of its operations and its cash flows for the period April 18, 2007 (inception) to April 30, 2007 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered losses from operations and is dependent upon obtaining funds to meet its cash requirements. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/S/ Weaver & Martin, LLC

Weaver & Martin, LLC

Kansas City, Missouri

July 11, 2007

Rubicon Real Estate and Mortgages, Inc.

(a Development Stage Company)

Balance Sheet

April 30,
2007
Assets

Current assets	-
Note receivable	$20,726
Total current assets	20,726

Total assets	$20,726

Liabilities and Stockholders' Deficit

Current liabilities
Accrued interest	$726
Note payable	41,700
Total current liabilities	42,426

Stockholders' equity:
Common stock, no par value, 50,000,000 shares authorized,
125,000 shares issued and outstanding as of April 30, 2007	125,000

(Deficit) accumulated during development stage	(146,700)
(21,700)

Total liabilities and shareholders’ equity	$20,726

The Accompanying Notes are an Integral Part of These Financial Statements.

Rubicon Real Estate and Mortgages, Inc.

(a Development Stage Company)

Condensed Statement of Operations

April 18, 2007
(Inception) to
April 30,
2007

Revenue	$-

Expenses:
General and administrative expenses	21,700
Executive compensation	125,000
Total expenses	146,700

Net operating (loss)	(146,700)

Net (loss)	$(146,700)

Weighted average number of
common shares outstanding - basic and fully diluted	115,385

Net (loss) per share - basic and fully diluted	$(1.27)

The Accompanying Notes are an Integral Part of These Financial Statements.

Rubicon Real Estate and Mortgages, Inc.

(a Development Stage Company)

Statement of Changes in Stockholders' Equity

				(Deficit)
				Accumulated
			Additional	During	Total
	Common Stock		Paid-in	Development	Stockholders'
	Shares	Amount	Capital	Stage	Equity

Founders shares issued for services	125,000	$125,000	$-	$-	$125,000

Net (loss)
For the period April 18, 2007
(Inception) to April 30, 2007				(146,700)	(146,700)

Balance, April 30, 2007	125,000	$125,000	$-	$(146,700)	$(21,700)

The Accompanying Notes are an Integral Part of These Financial Statements.

Rubicon Real Estate and Mortgages, Inc.

(a Development Stage Company)

Statement of Cash Flows

April 18, 2007
(Inception) to
April 30,
2007
Cash flows from operating activities
Net (loss)	$(146,700)
Adjustments to reconcile net (loss) to net cash (used) in operating activities:
Common stock issued for services	125,000
Net cash provided (used) by operating activities	(21,700)

Cash flows from financing activities
Note payable assumed at inception	21,700
Net cash provided by financing activities	21,700

Net increase (decrease) in cash	-
Cash - beginning	-
Cash - ending	$-

Supplemental disclosures:
Interest paid	$-
Income taxes paid	$-

Common stock issued for services	$125,000

The Accompanying Notes are an Integral Part of These Financial Statements.

Rubicon Real Estate and Mortgages, Inc.

(a Development Stage Company)

Notes to Condensed Financial Statements

Note 1 – Significant Accounting Policies and Procedures

Organization

The Company was organized on April 18, 2007 under the laws of the State of California as Rubicon Real Estate and Mortgages, Inc. The Company has not commenced significant operations and, in accordance with SFAS #7, the Company is considered a development stage company.

The Company is engaged in the real estate and mortgage business and will earn commissions based on real estate sales and mortgage closings.

Reporting on the Costs of Start-Up Activities

Statement of Position 98-5 (SOP 98-5), “Reporting on the Costs of Start-Up Activities,” which provides guidance on the financial reporting of start-up costs and organizational costs, requires most costs of start-up activities and organizational costs to be expensed as incurred. SOP 98-5 is effective for fiscal years beginning after December 15, 1998. With the adoption of SOP 98-5, there has been little or no effect on the Company’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported periods. Actual results could materially differ from those estimates. Significant estimates made by management include the recoverability of intangible assets.

Cash Equivalents

Cash and cash equivalents consist primarily of cash on deposit, certificates of deposit, money market accounts, and investment grade commercial paper that are readily convertible into cash and purchased with original maturities of three months or less.

Revenue Recognition

The Company recognizes revenue in accordance with Staff Accounting Bulletin (“SAB”) 101. Revenue is recorded upon the closing of a sale of real estate and/or mortgage.

Advertising Costs

The Company expenses all costs of advertising as incurred. There was $0 of advertising costs included in selling, general and administrative expenses for the period ended April 30, 2007.

Income Taxes

The Company accounts for income taxes in accordance with FASB Statement No. 109 "Accounting for Income Taxes." SFAS No. 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting

Rubicon Real Estate and Mortgages, Inc.

(a Development Stage Company)

Notes to Condensed Financial Statements

differences between book and tax accounting methods and any available operating loss or tax credit carry forwards.

Fair Value of Financial Instruments

The Company has financial instruments whereby the fair value of the financial instruments could be different than that recorded on a historical basis in the accompanying balance sheet. The Company has no financial instruments as of April 30, 2007.

Loss per Common Share

The Company presents basic loss per share (“EPS”) and diluted EPS on the face of consolidated statements of operations. Basic EPS is computed by dividing reported earnings by the weighted average shares outstanding. Diluted EPS is computed by adding to the weighted average shares the dilutive effect if stock options and warrants were exercised into common stock. As of April 30, 2007, there are no stock options or warrants outstanding.

Recent Accounting Pronouncements

In July 2006, the FASB published FASB Interpretation No. 48 ("FIN No. 48"), "Accounting for Uncertainty in Income Taxes", to address the non-comparability in reporting tax assets and liabilities resulting from a lack of specific guidance in FASB Statement of Financial Accounting Standards ("SFAS" No. 109, Accounting for Income Taxes, on the uncertainty in income taxes recognized in an enterprise's financial statements. FIN 48 will apply to fiscal years beginning after December 15, 2006. The adoption of FIN 48 is not expected to have a material effect on the Company's financial condition or results of operations.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements". This statement defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No, 157 will be effective for the Company beginning January 1, 2008. Management is currently evaluating the effects SFAS No. 157 will have on the Company's financial condition and results of operations.

Year end

The Company has adopted December 31 as its fiscal year end.

Note 2 - Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As shown in the accompanying financial statements, the Company has incurred a net loss of $146,700 as of April 30, 2007. The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its new business opportunities. Management has plans to seek additional capital through private placements and public offerings of its common stock. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Rubicon Real Estate and Mortgages, Inc.

(a Development Stage Company)

Notes to Condensed Financial Statements

These conditions raise substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might arise from this uncertainty.

Note 3 – Notes Receivable and Notes Payable

On April 19, 2007, the Company assumed two promissory notes with a combined principal balance of $41,700 and accrued interest of $726. The receivable and note bear interest at a rate of 6% per annum and mature July 31, 2007. As of April 30, 2007, receivables in the amount of $21,700 were deemed uncollectible and expensed to General and Administrative expenses for the period ended April 30, 2007. The note receivable and accrued interest of $20,726 as of April 30, 2007 is due from the Company’s sole officer. The note payable and accrued interest of $42,426 is due to Rubicon Financial Incorporated, who became the Company’s parent in a May 11, 2007 Merger.

Note 4 – Stockholders’ Equity

The Company is authorized to issue 50,000,000 shares of Common Stock, no par value per share. The holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders, are without cumulative voting rights and are entitled to share ratably in dividends. In the event of a liquidation, dissolution or winding up of the Company, the holders of shares of Common Stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. Holders of Common Stock have no preemptive rights to purchase the Company’s Common Stock. There are no conversion rights or redemption or sinking fund provisions with respect to the common stock.

On April 19, 2007, the Company issued 125,000 shares of its no par value common stock as founders shares valued at $125,000, the fair value of services received.

As of April 30, 2007, there have been no additional issuances of common stock.

Note 5 – Related Party Transactions

On April 19, 2007, the Company issued 125,000 shares of its no par value common stock as founders shares valued at $125,000, the fair value of services received to the sole officer and director of the Company. Additionally the Company assumed a note receivable in the amount of $20,726 from its sole officer.

Note 6 – Subsequent Events

On May 1, 2007, the Company issued 109,000 shares of its no par value common stock to the sole officer and director in exchange for services related to the offering valued at $109,000.

On May 11, 2007, the Company issued a total of 925,000 shares of its no par value common stock in exchange for cash of $925,000.

Rubicon Real Estate and Mortgages, Inc.

(a Development Stage Company)

Notes to Condensed Financial Statements

On May 11, 2007, the Company entered into an “Agreement and Plan of Merger” with Rubicon Financial Incorporated and DeeSound, Inc. (“Merger Sub”) whereby the Merger Sub was merged with the Company and the existence of the Merger Sub ceased and the Company continued as the surviving entity. The Company’s stockholders’ received 1,159,000 shares of Rubicon Financial Incorporated’s $0.001 par value common stock in exchange for 100% of the Company. Upon the closing of the Merger, the Company became a wholly-owned subsidiary of Rubicon Financial Incorporated.

Rubicon Financial Incorporated

Pro Forma Condensed Consolidated Statement of Operations

(Unaudited)

(b)	Pro forma financial information

UNAUDITED PRO FORMA FINANCIAL INFORMATION

March 31, 2007

	"RFI"	"RREM"	Pro Forma Eliminations	Unaudited Pro Forma
Assets

Current assets:
Cash	$ 1,376,469	$ -		$ 1,376,469
Accounts receivable	9,133	-		9,133
Prepaid expenses	190,590	-		190,590
Note receivable	77,477	-		77,477
Total current assets	1,653,669	-		1,653,669

Fixed assets, net	44,735	-		44,735

Total assets	1,698,404	-		1,698,404

Liabilities and Stockholders’ Equity (Deficit)

Current liabilities:
Accounts payable	$ 69,521	$ -		$ 69,521
Accrued expenses	12,731	-		12,731
Deferred revenue	32,151	-		32,151
Accrued interest payable – related party	42,947	-		42,947
Notes payable	48,600	-		48,600
Notes payable – related party	172,270	-		172,270
Total current liabilities	378,220	-		378,220

Stockholders’ equity (deficit)
Common stock	14,440	-		14,440
Additional paid-in capital	7,268,843	-		7,268,843
Unamortized shares issued	(3,891,110)	-		(3,891,110)
Accumulated (deficit)	(2,070,989)	-		(2,070,989)
Total stockholders’ equity (deficit)	1,320,184	-		1,320,184
Total liabilities and stockholders’ equity (deficit)	$ 1,698,404	$ -		$ 1,698,404

See notes to pro forma condensed consolidated financial statements (unaudited)

Rubicon Financial Incorporated

Pro Forma Condensed Consolidated Statement of Operations

(Unaudited)

For the three months ended March 31, 2007

	"RFI"	"RREM"	Pro Forma Adjustments	Unaudited Pro Forma

Revenue	$ 20,798	$ -		$ 20,798

Expenses:
Consulting	73,087	-		73,087
Direct costs	1,354	-		1,354
Professional fees	156,000	-		156,000
Executive compensation	351,528	-		351,528
General and administrative expenses	73,201	-		73,201
Impairment of goodwill	122,500	-		122,500
Depreciation	2,962	-		2,962
Total expenses	780,632	-		780,632

Net operating (loss)	(759,834)	-		(759,834)

Other income (expense):
Interest expense	(179)	-		(179)
Interest expense – related party	(5,529)	-		(5,529)
Interest income	17,095	-		17,095
Total other income	11,390	-		11,390

Net (loss)	$(748,444)	$ -		$ (748,444)

Weighted average number of common shares outstanding - basic and fully diluted	12,627,412	-		12,627,412

Net (loss) per share – basic and fully diluted	$ (0.06)	$ -		$ (0.06)

See notes to pro forma condensed consolidated financial statements (unaudited)

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Rubicon Real Estate and Mortgages, Inc. (“RREM”) (a California Corporation) was incorporated on April 18, 2007, subsequent to the most recent balance sheet date of Rubicon Financial Incorporated (“RFI”) (a Delaware Corporation). The Pro Forma Statements included herein reflect no impact of the merger as of March 31, 2007 due to the incorporation date of RREM being after the most recent balance sheet date of RFI.

Pursuant to the Agreement and Plan of Merger entered into on May 11, 2007, the stockholders’ of RREM received 1,159,000 of common stock in RFI in exchange for 100% of the outstanding shares at the time of closing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rubicon Financial Incorporated

By:    /s/ Joseph Mangiapane, Jr.

Joseph Mangiapane, Jr., Chief Executive Officer

Date: July 13, 2007